BlackRock ETF Trust

BlackRock Future Innovators ETF

(the “Fund”)

Supplement dated March 28, 2023

to the Summary Prospectus and Prospectus of the Fund, as supplemented to date

Effective immediately, the following changes are made to the Summary Prospectus and Prospectus of the Fund:

The section of the Summary Prospectus and the Prospectus entitled “Management—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager. Phil Ruvinsky, CFA (the “Portfolio Manager”) is primarily responsible for the day-to-day management of the Fund. Mr. Ruvinsky has been a Portfolio Manager of the Fund since September 2020.

The section of the Prospectus entitled “More Information About the Fund—Management—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager. Phil Ruvinsky, CFA is primarily responsible for the day-to-day management of the Fund.

Phil Ruvinsky has been with BlackRock since 2013. Mr. Ruvinsky has been employed by BFA or its affiliates as a portfolio manager since 2013 and has been a Portfolio Manager of the Fund since September 2020.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership (if any) of shares in the Fund.

Shareholders should retain this Supplement for future reference.